UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

MERSANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38129	04-3562403
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code): (617) 498-0020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MRSN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 23, 2021, Mersana Therapeutics, Inc. (“Mersana”) and Synaffix B.V. (“Synaffix”) entered into an Amended and Restated Commercial License and Option Agreement (“Amended Agreement”), which amended the Commercial License and Option Agreement between Mersana and Synaffix dated as of January 3, 2019 (“Original Agreement”). The Amended Agreement reflects an expansion of Mersana’s rights to use Synaffix’s proprietary technology to develop, manufacture and commercialize antibody-drug conjugates (“ADCs”).

Pursuant to the Amended Agreement, Mersana will be entitled to obtain a non-exclusive license to use Synaffix’s proprietary technology to develop, manufacture and commercialize ADCs for an additional six targets (“Additional Targets”) on substantially similar financial terms on a per target basis as provided under the Original Agreement. For each Additional Target designated by Mersana under the Amended Agreement, Mersana will be obligated to pay license option payments and development, regulatory and one-time sales milestones of over $125 million. Additionally, Mersana will be obligated to pay $5.0 million upon a certain number of products developed under the Amended Agreement reaching certain development milestones. Finally, pursuant to the terms of the Amended Agreement, upon commencement of commercial sales of a product directed at such Additional Targets, if any, Mersana will be required to pay to Synaffix tiered royalties in the low single digit percentages on net sales of the respective products.

Mersana will also pay a one-time, non-refundable amendment fee of $3.0 million under the Amended Agreement, which provides for the waiver of specific payment obligations under the Original Agreement totaling $3.0 million.

The foregoing description of the Amended Agreement is qualified in its entirety by the full text of the Amended Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERSANA THERAPEUTICS, INC.

By:	/s/ Brian DeSchuytner
Brian DeSchuytner
Chief Financial Officer

Date: November 23, 2021